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                                                                   Exhibit 10.72

         SECOND AMENDMENT TO THE ALLIED GROUP JOINT MARKETING AGREEMENT


THIS SECOND AMENDMENT dated as of October 1, 1998 ("Amendment") is entered into by and between ALLIED Life Insurance Company ("ALIC"), AMCO Insurance Company ("AMCO"), Nationwide Mutual Insurance Company ("Nationwide"), successor in interest to ALLIED Mutual Insurance Company, ALLIED Property and Casualty Insurance Company ("APC"), and Depositors Insurance Company ("DIC") to amend the ALLIED Group Joint Marketing Agreement made as of August 30, 1993 and amended on November 1, 1993 ("Agreement").

      1.  This Amendment shall be effective as of October 1, 1998.
      2. Section 8.0 of the Agreement shall be hereby amended by adding Sections 8.3, 8.4, 8.5 and 8.6, as follows and any term that is defined in the Agreement, but not defined in this Amendment, shall have the definition given to the term in the Agreement:

                " 8.3 Nationwide Acquisition. The P/C Segment shall allow the Agreement to continue in effect, following a Change of Control (as defined in Section 8.1 of the Agreement), whereby Nationwide or an affiliate or subsidiary of Nationwide has acquired the ownership of 50% or more of the voting stock of ALIC or ALLIED Life Financial Corporation ("ALFC").

                8.3 Acquisition by Nationwide. ALIC shall allow the Agreement to continue in effect following a Change of Control (as defined in Section 8.2 of the Agreement), whereby Nationwide has acquired the ownership of 50% or more of the voting stock of any company in the P/C Segment or ALLIED Group, Inc.

                8.5 Termination At Will. Nationwide may terminate this Agreement or the participation of any one or more of the parties to this Agreement at any time.

                8.6 Waiver. Any exercise of options granted to the P/C Segment and/or ALIC pursuant to Sections 8.1 and/or 8.2 of the Agreement, that was made on or before October 1, 1998 shall be waived by ALIC and the P/C Segment and shall be deemed null and void as if never made."

      3. Section 13 of the Agreement shall be amended by deleting all of the words in section 13.0 with the exception of the heading, and by adding the following words:

                "This Agreement may be amended, modified, or altered only by a writing signed by the parties hereto."
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      4.  This   Amendment  may  be  executed  simultaneously  in  one  or  more counterparts, each of which shall constitute one and the same instrument.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

Nationwide Mutual Insurance Company

By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Life Insurance Company

By:  __________________________________
Print name:  __________________________
Title:  _______________________________

Depositors Insurance Company

By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Property and Casualty Insurance Company

By:  __________________________________
Print name:  __________________________
Title:  _______________________________

AMCO Insurance Company

By:  __________________________________
Print name:  __________________________
Title:  _______________________________